UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2007

VONAGE HOLDINGS CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32887	11-3547680
(State or Other Juris- diction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23 Main Street, Holmdel, NJ	07733
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 528-2600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 14, 2007, the Compensation Committee (the “Committee”) of the Board of Directors of Vonage Holdings Corp. (the “Company”) approved several matters related to compensation for certain officers of the Company. On March 15, 2007, the Company’s Board of Directors, upon recommendation of the Committee, approved several matters related to compensation of the Company’s Chairman and Chief Strategist, Jeffrey A. Citron, and the Company’s Chief Executive Officer, Michael Snyder. Additional information with respect to the compensation arrangements for the executive officers will be set forth in the Company’s Proxy Statement for its 2007 Annual Meeting of Stockholders.

Annual Cash Bonus

The Company’s Board of Directors, upon recommendation of the Committee, approved the following annual bonus payments to our Chairman and Chief Strategist and our Chief Executive Officer:

Name	2006 Bonus Award
Jeffrey A. Citron	$438,000
Michael Snyder	$302,000

The Committee approved the following annual bonus payments to the executive officers listed below:

Name	2006 Bonus Award
John S. Rego	$225,000
Louis Mamakos	$82,000
Sharon A. O’Leary	$170,000
Timothy Smith	$75,000

2007 Base Compensation

The Committee ratified and approved the following 2007 base salaries and recommended a pay increase for Mr. Snyder from $500,000 to $550,000, effective April 1, 2007, which was approved by the Company’s Board of Directors:

Name	2007 Base Salary
Jeffrey A. Citron	$600,000
Michael Snyder	$550,000
John S. Rego	$300,000
Louis Mamakos	$220,000
Sharon A. O’Leary	$290,000
Timothy Smith	$275,000

2007 Annual Stock Option Grants

The Committee (with the Company’s Board of Directors approving grants upon recommendation of the Committee for Messrs. Citron and Snyder) approved the following stock option grants under the Company’s 2006 Incentive Plan:

Name	2007 Option Grant
Jeffrey A. Citron	1,000,000
Michael Snyder	1,000,000
John S. Rego	205,000
Louis Mamakos	75,000
Sharon A. O’Leary	155,000
Timothy Smith	144,000

The stock option grants to each executive officer were made at an exercise price of $4.16 per share, the closing price of the Company’s Common Stock on the New York Stock Exchange on March 15, 2007, and vest in four equal annual installments over a four-year period commencing on the first anniversary of the date of grant. These options have a term of five years.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VONAGE HOLDINGS CORP.

Date: March 20, 2007	By:	/s/ Sharon A. O’Leary
Sharon A. O’Leary Executive Vice President, Chief Legal Officer and Secretary